                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

           The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Maureen Sullivan, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-3 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group, and to file the Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 20, 1996                         /s/ Joseph F. Alibrandi
                                               -----------------------
                                               Joseph F. Alibrandi
                                               Director

\                                POWER OF ATTORNEY

           The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Maureen Sullivan, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-3 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group, and to file the Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 20, 1996                                    /s/ Daryl J. Carter
                                                          -------------------
                                                          Daryl J. Carter
                                                          Director

                                POWER OF ATTORNEY

           The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Maureen Sullivan, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-3 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group, and to file the Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 20, 1996                                    /s/ Christine Garvey
                                                          --------------------
                                                          Christine Garvey
                                                          Director

                                POWER OF ATTORNEY

           The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Maureen Sullivan, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-3 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group, and to file the Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 20, 1996                                    /s/ Joseph R. Seiger
                                                          --------------------
                                                          Joseph R. Seiger
                                                          Director

                                POWER OF ATTORNEY

           The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Maureen Sullivan, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-3 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group, and to file the Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 20, 1996                             /s/ Jacqueline R. Slater
                                                   ------------------------
                                                   Jacqueline R. Slater
                                                   Director

                                POWER OF ATTORNEY

           The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Maureen Sullivan, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-3 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group, and to file the Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 20, 1996                              /s/ Thomas M. Steinberg
                                                    -----------------------
                                                    Thomas M. Steinberg
                                                    Director

                                POWER OF ATTORNEY

           The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Maureen Sullivan, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-3 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group, and to file the Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 20, 1996                                        /s/ Tom C. Stickel
                                                              ------------------
                                                              Tom C. Stickel
                                                              Director

                                POWER OF ATTORNEY

           The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Maureen Sullivan, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-3 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group, and to file the Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 20, 1996                             /s/ Beverly Benedict Thomas
                                                   ---------------------------
                                                   Beverly Benedict Thomas
                                                   Director